UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2023

PTC Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	0-18059	04-2866152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Seaport Boulevard
Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 370-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PTC	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Approval of Amendment to 2000 Equity Incentive Plan

On February 16, 2023, at the 2023 Annual Meeting of Stockholders, PTC stockholders approved an amendment to PTC’s 2000 Equity Incentive Plan (2000 EIP) increasing by 6,000,000 the number of shares available for issuance under the 2000 EIP to 50,300,000. All other terms and conditions of the 2000 EIP remain the same.

The 2000 EIP provides for grants of stock options, stock, restricted stock units and stock appreciation rights to employees (including our executive officers), directors and consultants capable of contributing to the success of PTC. This description of the 2000 EIP is qualified in its entirety by the full text of the 2000 EIP, which is filed as Exhibit 10.1 and incorporated into this description by reference.

Approval of Amendment to 2016 Employee Stock Purchase Plan

On February 16, 2023, at the 2023 Annual Meeting of Stockholders, PTC stockholders approved an amendment to PTC’s 2016 Employee Stock Purchase Plan (2016 ESPP) increasing by 2,000,000 the number of shares available for issuance under the 2016 ESPP to 4,000,000. All other terms and conditions of the 2016 ESPP remain the same.

The 2016 ESPP gives our employees (including our executive officers) the opportunity and incentive to invest in PTC by purchasing shares of our common stock at a discount from the applicable market price. This description of the 2016 ESPP is qualified in its entirety by the full text of the 2016 ESPP, which is filed as Exhibit 10.2 and incorporated into this description by reference.

Appointment of President and Chief Operating Officer; Extension of CEO Executive Agreement

On February 16, 2023, the Board of Directors separated the positions of Chief Executive Officer and President of PTC, with James Heppelmann, 58, continuing as Chief Executive Officer of PTC, and Michael DiTullio, 55, promoted to President and Chief Operating Officer of PTC. Mr. Heppelmann had held the position of Chief Executive Officer and President of PTC since October 2010. Mr. DiTullio had held the position of President, Digital Thread business of PTC since May 2022. Before that, he was President, Velocity business, from January 2021 to May 2022. Prior to that Mr. DiTullio served in various positions in our Sales organization, including as Executive Vice President, Global Sales from November 2015 to January 2021. In his new role, Mr. DiTullio will oversee product development, sales and marketing, customer success, strategy, and IT. Mr. DiTullio will continue to report to Mr. Heppelmann.

In connection with these events, on February 16, 2023, PTC and Mr. Heppelmann entered into Amendment No. 1 to the Executive Agreement dated September 30, 2020 by and between PTC Inc. and Mr. Heppelmann to reflect his change in title and to extend the expiration date from September 30, 2023 to September 30, 2026. No other changes were made to Mr. Heppelmann’s Executive Agreement or compensation arrangements in connection with such appointment.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders was held on February 16, 2023. Six proposals were before the meeting:

•
Elect nine directors to serve until the 2024 Annual Meeting of Stockholders;
•
Approve an increase of 6,000,000 shares available for issuance under the 2000 Equity Incentive Plan;
•
Approve an increase of 2,000,000 shares under the 2016 Employee Stock Purchase Plan;
•
Advisory vote to approve the compensation of our named executive officers (Say-on-Pay);
•
Advisory vote to approve the frequency of the Say-on-Pay vote;
•
Advisory vote to confirm the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023.

The votes with respect to the proposals are set forth below.

Elect Nine Directors to Serve until the 2024 Annual Meeting of Stockholders.
	For	Withheld	Broker Non-Votes
Mark Benjamin	102,250,352	2,540,664	4,448,466
Janice Chaffin	102,161,555	2,629,461	4,448,466

Amar Hanspal	104,491,354	299,652	4,448,466
James Heppelmann	101,949,499	2,841,517	4,448,466
Michal Katz	103,869,319	921,697	4,448,466
Paul Lacy	99,618,223	5,172,793	4,448,466
Corinna Lathan	103,919,714	871,302	4,448,466
Blake Moret	102,615,242	2,175,774	4,448,466
Robert Schechter	98,666,461	6,124,555	4,448,466

Approve an increase of 6,000,000 shares available for issuance under the 2000 Equity Incentive Plan.
For	Against	Abstain	Broker Non-Votes
99,805,211	4,927,298	58,507	4,448,466

Approve an increase of 2,000,000 shares under the 2016 Employee Stock Purchase Plan.
For	Against	Abstain	Broker Non-Votes
104,600,209	166,954	23,853	4,448,466
Advisory vote to approve the compensation of our named executive officers (Say-on-Pay).
For	Against	Abstain	Broker Non-Votes
96,412,886	8,311,000	67,130	4,488,466
Advisory vote to approve the frequency of the Say-on-Pay vote.
One Year	Two Years	Three Years	Abstain
102,233,473	40,970	2,419,413	97,160

Advisory vote to confirm the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023.
For	Against	Abstain	Broker Non-Votes
96,056,833	13,149,656	32,993	—

PTC confirms that, in accordance with the Board of Directors’ recommendation that PTC hold an annual vote on the compensation of its named executive officers, the stockholders indicated by a majority of shares voted that an annual vote on the compensation of our named executive officers was preferred. Accordingly, PTC will hold an annual vote on the compensation of our named executive officers.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1* 2000 Equity Incentive Plan

10.2* 2016 Employee Stock Purchase Plan

10.3* Amendment No. 1 dated February 16, 2023 to Executive Agreement dated September 30, 2020 by and between PTC Inc.

and James Heppelmann.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Indicates a management contract or compensatory plan or arrangement in which an executive officer or director of PTC participates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PTC Inc.

Date:	21 February 2023	By:	/s/ Catherine Gorecki
Catherine Gorecki Senior Vice President,Corporate & Securities Counsel, Assistant Secretary